                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      25
               REPORT OF INDEPENDENT AUDITORS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                            STANDARD & POOR'S 500       STANDARD & POOR'S BARRA
                                                                            INDEX IS AN UNMANAGED          VALUE INDEX IS AN
                                                                               INDEX GENERALLY         UNMANAGED INDEX GENERALLY
                                                                          REPRESENTATIVE OF THE U.S.   REPRESENTATIVE OF THE U.S.
                                                   COMSTOCK FUND*               STOCK MARKET.*         MARKET FOR VALUE STOCKS.*
                                                   --------------         --------------------------   --------------------------
12/91                                                  9424.00                     10000.00                     10000.00
                                                       9091.00                      9747.00                     10043.00
                                                       9152.00                      9933.00                     10476.00
                                                       9470.00                     10246.00                     10655.00
12/92                                                 10040.00                     10762.00                     11052.00
                                                      10425.00                     11232.00                     12074.00
                                                      10442.00                     11286.00                     12412.00
                                                      10832.00                     11578.00                     13054.00
12/93                                                 10953.00                     11846.00                     13109.00
                                                      10535.00                     11397.00                     12680.00
                                                      10416.00                     11445.00                     12797.00
                                                      10740.00                     12005.00                     13125.00
12/94                                                 10552.00                     12003.00                     13025.00
                                                      11672.00                     13172.00                     14280.00
                                                      12659.00                     14429.00                     15524.00
                                                      13686.00                     15576.00                     16759.00
12/95                                                 14367.00                     16514.00                     17844.00
                                                      15381.00                     17400.00                     18985.00
                                                      15824.00                     18181.00                     19373.00
                                                      16176.00                     18743.00                     19885.00
12/96                                                 17577.00                     20305.00                     21770.00
                                                      17548.00                     20849.00                     22154.00
                                                      19717.00                     24489.00                     25359.00
                                                      22240.00                     26324.00                     27683.00
12/97                                                 22835.00                     27079.00                     28297.00
                                                      25749.00                     30857.00                     31566.00
                                                      25415.00                     31875.00                     31730.00
                                                      23896.00                     28705.00                     27632.00
12/98                                                 27428.00                     34817.00                     32449.00
                                                      26880.00                     36557.00                     33374.00
                                                      30177.00                     39133.00                     36978.00
                                                      27116.00                     36688.00                     33566.00
12/99                                                 28082.00                     42147.00                     36578.00
                                                      28206.00                     43114.00                     36663.00
                                                      28805.00                     41968.00                     35089.00
                                                      32109.00                     41562.00                     38181.00
12/00                                                 37042.00                     38310.00                     38803.00
                                                      36414.00                     33768.00                     36270.00
                                                      39147.00                     35744.00                     37869.00
                                                      33861.00                     30498.00                     31732.00
12/01                                                 36380.00                     33757.00                     34259.00

This chart compares your fund's performance to that of the S&P 500 Index and the S&P Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES   B SHARES           C SHARES
-----------------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   -1.79%     -2.54%             -2.54%
-----------------------------------------------------------------------------------------
One-year total return(2)                 -7.43%     -7.09%             -3.45%
-----------------------------------------------------------------------------------------
Five-year average annual total
return(2)                                14.30%     14.61%             14.78%
-----------------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.79%        N/A                N/A
-----------------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.62%     15.11%(3)          15.09%
-----------------------------------------------------------------------------------------
Commencement date                      10/07/68   10/19/92           10/26/93
-----------------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would to pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2001)


1.   BP AMOCO                    4.5%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

2.   HALLIBURTON                 3.6%
     Provides services and equipment to
     the oil and gas industry.

3.   FEDERATED DEPARTMENT
     STORES                      3.3%
     Operates department stores in the
     United States, including Macy's and
     Bloomingdales.

4.   RELIANT ENERGY              3.0%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

5.   MOTOROLA                    2.9%
     Manufactures various communications
     devices and semiconductor components.

6.   SPRINT                      2.7%
     Provides telecommunication products
     and services worldwide.

7.   INTERNATIONAL PAPER         2.7%
     Produces forest products and
     distributes paper and office
     supplies.

8.   SCHLUMBERGER                2.4%
     Provides services to the oil and gas
     industry.

9.   CONOCO                      2.4%
     Explores for and produces oil and
     natural gas worldwide.

10.  SARA LEE                    2.3%
     Produces foods and consumer products,
     including brands such as Sara Lee
     baked goods, Ball Park franks, and
     Hanes apparel.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                     -----------------                  -----------------
Electric Utilities                                                         11.70                              12.80
Integrated Oil & Gas                                                        8.50                              12.20
Telecommunications Equipment                                                6.10                               1.00
Oil & Gas Equipment & Services                                              6.10                               1.90
Pharmaceuticals                                                             5.10                               1.50


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                          [B. ROBERT BAKER, JR.]
                                                      [JASON S. LEDER]
                                                                 [KEVIN C. HOLT]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN COMSTOCK FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12
MONTHS ENDED DECEMBER 31, 2001. THE TEAM IS LED BY SENIOR
PORTFOLIO MANAGER B. ROBERT BAKER, JR. BAKER HAS BEEN
PRIMARILY RESPONSIBLE FOR MANAGING THE FUND SINCE 1994 AND
HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS
JOINED BY PORTFOLIO MANAGERS JASON S. LEDER AND KEVIN C.
HOLT, WHO ARE RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF
THE FUND.
THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A   The economic slowdown of 2000
carried over well into 2001. Though the Federal Reserve Board cut interest rates 11 times over the course of the year, the economy continued to soften. The terrorist attacks of September 11 exacerbated the slide. However, in the fourth quarter the economy did show signs of bottoming.

    Buoyed by possible economic stimuli from the government and positive news from the war front, markets had regained their post-September 11 losses by year-end. This new optimism among investors helped growth stocks climb back into favor.

    In this difficult market environment, the fund returned -1.79 percent during the 12-month period ended December 31, 2001. (Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower.) The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index returned -11.88 percent, and the Standard & Poor's 500/Barra Value Index returned -11.71 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the fund. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   HOW DID YOU MANAGE THE FUND
    IN THIS ENVIRONMENT?

A   We remained committed to our
value investment strategy in the challenging market environment of 2001. We invest where we believe the best values are. We focus on evaluating individual stocks, not trying to guess what the market will do next. No one can predict what the market will do on any given day. Rather than let benchmarks and market trends determine where we search for stocks, we look for individual companies that we believe have good fundamentals and attractive valuations.

    Despite a very weak year for technology stocks, in general, the portfolio's technology holdings were a significant positive driver of portfolio performance. Three times during the period--late in the first quarter, late in the second quarter, and again in the fall--we seized the opportunity to buy some companies that we believed had good long-term fundamentals and were trading below what we thought was their fair value.

    We also found opportunities early in 2001 in cyclical industries such as retail, basic materials and industrials--sectors in which valuations and expectations had been low.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING THE PERIOD?

A   Lowe's, a home improvement
retail chain, was the top contributor to the fund's performance. When the economy slowed dramatically at the end of 2000, we were able to purchase the stock at what we believed to be an attractive valuation. We believed that Lowe's displayed other positive fundamentals such as a strong management team. The stock performed well for the fund in 2001.

    Consumer electronics retailer Best Buy was another stock that performed well for the portfolio. The company struggled in 2000 due to weak sales and concern about an acquisition. However, we were able to buy the stock at what we believed to be a reasonable valuation. Sales and operations improved in 2001, and the acquisition difficulties did not materialize. The company's performance reflected these positive fundamentals.

    Another top performer for the fund was ChevronTexaco, an oil and gas corporation. Oil and gas prices were high in the first part of 2001, which was not reflected in the stock prices. We were able to buy this stock at what we believed to be a reasonable valuation.

    The fund also benefited from strong stock selection within the technology sector. Computer manufacturer Dell and electronics manufacturer Flextronics were positive contributors for the portfolio.

    Keep in mind that not all securities in the fund performed as favorably, nor is there any guarantee that the securities will perform as well or will be held by the fund in the future. Please turn to page 7 for additional fund highlights.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The largest detractor from
performance was Halliburton, an oil services company. Halliburton performed poorly due to concerns about asbestos litigation that were exacerbated in December after juries awarded large damages to plaintiffs in a few court cases. At the time Halliburton represented the portfolio's largest holding. We believe that the stock's risk-return profile is still attractive.

    Though clothing retailer Gap was one of the fund's top performers in the first half of 2001, it became one of the largest detractors for the fund by the end of the reporting period. A weak economy and poor merchandising hurt sales, but we do have confidence that Gap may be able to improve its merchandising.

    Stilwell, a financial services company, and Reliant Energy, an energy utility, also came up short of our expectations.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUTURE?

A   We do not focus on economic or
market outlooks. As bottom-up stock pickers, we believe that we better serve investors by seeking attractive investments one company at a time, rather than spending time considering macroeconomic factors. We will continue to use our value investment discipline to select stocks for the fund.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  88.0%
ADVERTISING  1.1%
Interpublic Group Cos., Inc. .............................   2,163,700   $   63,915,698
                                                                         --------------

AIRLINES  0.2%
AMR Corp. (a).............................................     407,430        9,032,723
                                                                         --------------
APPAREL RETAIL  2.5%
The Gap, Inc. ............................................   7,014,000       97,775,160
The Limited, Inc. ........................................   3,074,000       45,249,280
                                                                         --------------
                                                                            143,024,440
                                                                         --------------
BANKS  2.5%
Bank of America Corp. ....................................     721,000       45,386,950
FleetBoston Financial Corp. ..............................     518,993       18,943,244
SunTrust Banks, Inc. .....................................     386,970       24,263,019
Washington Mutual, Inc. ..................................     674,600       22,059,420
Wells Fargo & Co. ........................................     732,420       31,823,649
                                                                         --------------
                                                                            142,476,282
                                                                         --------------
COMPUTER HARDWARE  1.8%
Compaq Computer Corp. ....................................   5,385,810       52,565,506
Dell Computer Corp. (a)...................................     469,330       12,756,389
Gateway, Inc. (a).........................................     402,000        3,232,080
Hewlett-Packard Co. ......................................   1,280,800       26,307,632
International Business Machines Corp. ....................      49,000        5,927,040
                                                                         --------------
                                                                            100,788,647
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  1.4%
Electronics for Imaging, Inc. (a).........................   1,325,270       29,566,774
Lexmark International, Inc., Class A (a)..................     827,615       48,829,285
                                                                         --------------
                                                                             78,396,059
                                                                         --------------
CONSUMER FINANCE  0.3%
Capital One Financial Corp. ..............................     351,775       18,978,261
                                                                         --------------

DEPARTMENT STORES  2.9%
Federated Department Stores, Inc. (a).....................   4,113,800      168,254,420
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED CHEMICALS  2.6%
Dow Chemical Co. .........................................   1,959,000   $   66,175,020
Du Pont E.I. de Nemours & Co. ............................   2,030,000       86,295,300
                                                                         --------------
                                                                            152,470,320
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  3.4%
Bear Stearns Cos., Inc. ..................................     170,446        9,994,953
Freddie Mac...............................................   1,378,110       90,128,394
Instinet Group, Inc. (a)..................................     356,800        3,585,840
J.P. Morgan Chase & Co. ..................................     431,000       15,666,850
Stilwell Financial, Inc. .................................   2,108,500       57,393,370
USA Education, Inc. ......................................     213,000       17,896,260
                                                                         --------------
                                                                            194,665,667
                                                                         --------------
DIVERSIFIED METALS & MINING  0.7%
Fording, Inc. (Canada)....................................      72,452        1,294,717
Freeport-McMoRan Copper & Gold, Inc., Class B (a).........   2,703,600       36,201,204
                                                                         --------------
                                                                             37,495,921
                                                                         --------------
DRUG RETAIL  0.7%
CVS Corp. ................................................   1,352,300       40,028,080
                                                                         --------------

ELECTRIC UTILITIES  10.3%
American Electric Power Co., Inc. ........................     746,000       32,473,380
Constellation Energy Group, Inc. .........................     618,000       16,407,900
Duke Energy Corp. ........................................   1,122,100       44,053,646
Exelon Corp. .............................................   1,747,050       83,648,754
IDACORP, Inc. ............................................     469,000       19,041,400
NSTAR.....................................................     175,379        7,865,748
OGE Energy Corp. .........................................     305,000        7,039,400
Public Service Enterprise Group...........................     522,000       22,023,180
Reliant Energy, Inc. .....................................   5,722,900      151,771,308
Scottish Power PLC--ADR (United Kingdom)..................   2,067,180       44,857,806
Southern Co. .............................................   1,987,000       50,370,450
TXU Corp. ................................................   1,987,000       93,687,050
Xcel Energy, Inc. ........................................     750,000       20,805,000
                                                                         --------------
                                                                            594,045,022
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.2%
Flextronics International Ltd. (Singapore) (a)............     390,480        9,367,615
Jabil Circuit, Inc. (a)...................................   1,186,350       26,953,872
KEMET Corp. (a)...........................................     670,510       11,901,552
Solectron Corp. (a).......................................   6,951,160       78,409,085
                                                                         --------------
                                                                            126,632,124
                                                                         --------------
ENVIRONMENTAL SERVICES  0.5%
Waste Management, Inc. ...................................     960,350       30,644,769
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FOOD RETAIL  1.4%
Kroger Co. (a)............................................   3,736,900   $   77,989,103
                                                                         --------------

GOLD  0.8%
Barrick Gold Corp. (Canada)...............................   1,721,000       27,449,950
Placer Dome, Inc. (Canada)................................   1,936,800       21,130,488
                                                                         --------------
                                                                             48,580,438
                                                                         --------------
HEALTH CARE FACILITIES  0.2%
HCA, Inc. ................................................     350,300       13,500,562
                                                                         --------------

HOTELS  0.0%
Fairmont Hotels Resorts, Inc. (Canada)....................     109,115        2,607,849
                                                                         --------------

HOUSEHOLD PRODUCTS  1.8%
Kimberly-Clark Corp. .....................................     414,000       24,757,200
Procter & Gamble Co. .....................................   1,014,250       80,257,603
                                                                         --------------
                                                                            105,014,803
                                                                         --------------
HOUSEWARES & SPECIALTIES  0.4%
Newell Rubbermaid, Inc. ..................................     737,000       20,319,090
                                                                         --------------

INDUSTRIAL MACHINERY  0.8%
Cognex Corp. (a)..........................................   1,369,250       35,066,493
Ingersoll-Rand Co. .......................................     306,800       12,827,308
                                                                         --------------
                                                                             47,893,801
                                                                         --------------
INSURANCE BROKERS  0.6%
Aon Corp. ................................................   1,016,600       36,109,632
                                                                         --------------

INTEGRATED OIL & GAS  7.5%
BP Amoco PLC--ADR (United Kingdom)........................   4,888,538      227,365,902
ChevronTexaco Corp. ......................................     870,500       78,005,505
Conoco, Inc. .............................................   4,372,000      123,727,600
                                                                         --------------
                                                                            429,099,007
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  3.8%
AT&T Corp. ...............................................   1,604,000       29,096,560
Deutsche Telekom AG--ADR (Germany)........................   1,710,000       28,899,000
Sprint Corp. .............................................   6,912,000      138,792,960
Verizon Communications, Inc. .............................     451,000       21,404,460
                                                                         --------------
                                                                            218,192,980
                                                                         --------------
IT CONSULTING & SERVICES  0.5%
Check Point Software Technologies Ltd. (Israel) (a).......     456,280       18,201,009
SunGard Data Systems, Inc. (a)............................     323,100        9,347,283
                                                                         --------------
                                                                             27,548,292
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
LIFE & HEALTH INSURANCE  1.0%
Principal Financial Group (a).............................     546,100   $   13,106,400
Torchmark Corp. ..........................................     819,940       32,248,240
UnumProvident Corp. ......................................     485,205       12,862,785
                                                                         --------------
                                                                             58,217,425
                                                                         --------------
MANAGED HEALTH CARE  0.9%
Aetna, Inc. ..............................................   1,106,000       36,486,940
Anthem, Inc. (a)..........................................     271,700       13,449,150
                                                                         --------------
                                                                             49,936,090
                                                                         --------------
MARINE  0.0%
CP Ships Ltd (United Kingdom) (a).........................     109,115        1,184,989
                                                                         --------------

MOVIES & ENTERTAINMENT  0.6%
Walt Disney Co. ..........................................   1,603,300       33,220,376
                                                                         --------------

MULTI-LINE INSURANCE  0.0%
Nationwide Financial Services, Inc. ......................      64,900        2,690,754
                                                                         --------------

NETWORKING EQUIPMENT  0.1%
Cisco Systems, Inc. (a)...................................     321,164        5,816,280
                                                                         --------------

OIL & GAS DRILLING  0.8%
Diamond Offshore Drilling, Inc. ..........................   1,593,490       48,442,096
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  5.3%
Halliburton Co. ..........................................  13,905,080      182,156,548
Schlumberger Ltd. ........................................   2,255,370      123,932,582
                                                                         --------------
                                                                            306,089,130
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  0.5%
Apache Corp. .............................................     150,000        7,482,000
Burlington Resources, Inc. ...............................     262,600        9,858,004
PanCanadian Energy Corp. (Canada).........................     323,538        8,411,988
Unocal Corp. .............................................      75,000        2,705,250
                                                                         --------------
                                                                             28,457,242
                                                                         --------------
PACKAGED FOODS  3.3%
ConAgra Foods, Inc. ......................................   3,071,000       72,997,670
Sara Lee Corp. ...........................................   5,211,000      115,840,530
                                                                         --------------
                                                                            188,838,200
                                                                         --------------
PAPER PACKAGING  0.6%
Sealed Air Corp. (a)......................................     864,000       35,268,480
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PAPER PRODUCTS  3.1%
Boise Cascade Corp. ......................................   1,132,000   $   38,499,320
International Paper Co. ..................................   3,431,460      138,459,411
                                                                         --------------
                                                                            176,958,731
                                                                         --------------
PHARMACEUTICALS  4.5%
American Home Products Corp. .............................     632,500       38,810,200
Aventis SA--ADR (France)..................................     173,000       12,283,000
Bristol-Myers Squibb Co. .................................     879,000       44,829,000
Merck & Co., Inc. ........................................     430,000       25,284,000
Pharmacia Corp. ..........................................   1,455,000       62,055,750
Roche Holdings AG--ADR (Switzerland)......................     407,000       28,388,250
Schering-Plough Corp. ....................................   1,244,600       44,569,126
                                                                         --------------
                                                                            256,219,326
                                                                         --------------
PROPERTY & CASUALTY  3.7%
Allstate Corp. ...........................................   2,470,280       83,248,436
AMBAC Financial Group, Inc. ..............................     755,950       43,739,267
Berkshire Hathaway, Inc., Class B (a).....................      17,200       43,430,000
Chubb Corp. ..............................................     429,200       29,614,800
LandAmerica Financial Group, Inc. ........................     429,240       12,319,188
                                                                         --------------
                                                                            212,351,691
                                                                         --------------
RAILROADS  0.5%
Burlington Northern Santa Fe Corp. .......................     955,670       27,265,265
Canadian Pacific Railway Ltd. (Canada)....................     218,230        4,255,485
                                                                         --------------
                                                                             31,520,750
                                                                         --------------
RESTAURANTS  1.3%
McDonald's Corp. .........................................   2,537,000       67,154,390
Outback Steakhouse, Inc. (a)..............................     195,700        6,702,725
                                                                         --------------
                                                                             73,857,115
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  0.8%
Applied Materials, Inc. (a)...............................      77,610        3,112,161
Credence Systems Corp. (a)................................   1,832,970       34,038,253
Novellus Systems, Inc. (a)................................     277,500       10,947,375
                                                                         --------------
                                                                             48,097,789
                                                                         --------------
SEMICONDUCTORS  0.1%
Intel Corp. ..............................................     227,000        7,139,150
                                                                         --------------

SOFT DRINKS  0.6%
Coca Cola Enterprises, Inc. ..............................   1,673,000       31,686,620
                                                                         --------------

SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ..........................................     860,000       29,781,800
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SPECIALTY STORES  0.7%
Zale Corp. (a)............................................     903,000   $   37,817,640
                                                                         --------------

STEEL  0.7%
USX-U.S. Steel Group......................................   2,354,000       42,630,940
                                                                         --------------

SYSTEMS SOFTWARE  0.6%
BMC Software, Inc. (a)....................................   1,095,940       17,940,538
Microsoft Corp. (a).......................................     216,420       14,337,825
                                                                         --------------
                                                                             32,278,363
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  5.4%
Andrew Corp. (a)..........................................     804,870       17,618,604
Comverse Technology, Inc. (a).............................   2,677,460       59,894,780
Ericsson, Class B--ADR (Sweden)...........................   5,048,916       26,355,342
JDS Uniphase Corp. (a)....................................   3,747,490       32,528,213
Motorola, Inc. ...........................................   9,806,000      147,286,120
Nokia Corp.--ADR (Finland)................................   1,015,160       24,901,875
                                                                         --------------
                                                                            308,584,934
                                                                         --------------
TOBACCO  1.2%
Philip Morris Co., Inc. ..................................   1,513,000       69,371,050
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  0.3%
AT&T Wireless Services, Inc. (a)..........................   1,086,103       15,607,300
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  88.0%
(Cost $4,978,240,048).................................................    5,059,768,251
                                                                         --------------

SHORT-TERM INVESTMENTS  14.4%

REPURCHASE AGREEMENTS  11.5%
BankAmerica Securities ($260,579,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to
  be sold on 01/02/02 at $260,604,334)................................      260,579,000
UBS Securities ($400,000,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
  01/02/02 at $400,037,778)...........................................      400,000,000
                                                                         --------------

TOTAL REPURCHASE AGREEMENTS...........................................      660,579,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                             MARKET
DESCRIPTION                                                                  VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.9%
Federal Home Loan Mortgage Association Discount Note ($20,000,000 par,
  yielding 1.955%, 02/14/02 maturity) (b).............................   $   19,952,333
Federal National Mortgage Association Discount Note ($150,000,000 par,
  yielding 1.50%, 01/02/02 maturity)..................................      149,993,750
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      169,946,083
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS  14.4%
  (Cost $830,525,083).................................................      830,525,083
                                                                         --------------

TOTAL INVESTMENTS  102.4%
  (Cost $5,808,765,131)...............................................    5,890,293,334
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%).........................     (138,123,570)
                                                                         --------------

NET ASSETS  100.0%....................................................   $5,752,169,764
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments, including repurchase agreements of
  $660,579,000 (Cost $5,808,765,131)........................  $5,890,293,334
Cash........................................................         363,826
Receivables:
  Fund Shares Sold..........................................      82,301,862
  Investments Sold..........................................      39,516,359
  Dividends.................................................       6,041,711
  Interest..................................................          31,556
Other.......................................................         255,534
                                                              --------------
    Total Assets............................................   6,018,804,182
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     240,439,444
  Fund Shares Repurchased...................................      17,526,872
  Distributor and Affiliates................................       4,449,070
  Investment Advisory Fee...................................       1,893,836
  Variation Margin on Futures...............................       1,325,625
Accrued Expenses............................................         705,136
Trustees' Deferred Compensation and Retirement Plans........         294,435
                                                              --------------
    Total Liabilities.......................................     266,634,418
                                                              --------------
NET ASSETS..................................................  $5,752,169,764
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $5,703,864,507
Net Unrealized Appreciation.................................      83,210,565
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (263,025)
Accumulated Distributions in Excess of Net Realized Gain....     (34,642,283)
                                                              --------------
NET ASSETS..................................................  $5,752,169,764
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,835,354,362 and 244,655,222 shares of
    beneficial interest issued and outstanding).............  $        15.68
    Maximum sales charge (5.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        16.64
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,437,234,199 and 91,709,764 shares of
    beneficial interest issued and outstanding).............  $        15.67
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $479,581,203 and 30,589,790 shares of
    beneficial interest issued and outstanding).............  $        15.68
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $817,442)....    $  75,418,537
Interest....................................................       18,350,509
                                                                -------------
    Total Income............................................       93,769,046
                                                                -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $7,488,402, $9,378,083 and $2,703,057,
  respectively).............................................       19,569,542
Investment Advisory Fee.....................................       18,120,356
Shareholder Services........................................        6,997,681
Custody.....................................................          312,094
Legal.......................................................          121,561
Trustees' Fees and Related Expenses.........................           47,814
Other.......................................................        1,812,604
                                                                -------------
    Total Expenses..........................................       46,981,652
    Less Credits Earned on Cash Balances....................           38,343
                                                                -------------
    Net Expenses............................................       46,943,309
                                                                -------------
NET INVESTMENT INCOME.......................................    $  46,825,737
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 317,543,238
  Futures...................................................      (87,256,406)
  Foreign Currency Transactions.............................           18,966
                                                                -------------
Net Realized Gain...........................................      230,305,798
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      500,755,048
                                                                -------------
  End of the Period:
    Investments.............................................       81,528,203
    Futures.................................................        1,682,362
                                                                -------------
                                                                   83,210,565
                                                                -------------
Net Unrealized Depreciation During the Period...............     (417,544,483)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(187,238,685)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(140,412,948)
                                                                =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   46,825,737       $   46,659,926
Net Realized Gain................................     230,305,798          228,675,398
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (417,544,483)         442,106,665
                                                   --------------       --------------
Change in Net Assets from Operations.............    (140,412,948)         717,441,989
                                                   --------------       --------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................     (42,589,847)         (40,102,738)
  Class B Shares.................................      (5,621,660)          (4,783,504)
  Class C Shares.................................      (1,630,928)          (1,058,169)
                                                   --------------       --------------
                                                      (49,842,435)         (45,944,411)
                                                   --------------       --------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares.................................    (203,988,966)        (214,106,955)
  Class B Shares.................................     (69,619,434)         (40,968,588)
  Class C Shares.................................     (21,885,028)          (9,142,211)
                                                   --------------       --------------
                                                     (295,493,428)        (264,217,754)
                                                   --------------       --------------
Total Distributions..............................    (345,335,863)        (310,162,165)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (485,748,811)         407,279,824
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................   3,621,489,837          914,871,041
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     301,950,757          283,333,193
Cost of Shares Repurchased.......................    (817,744,789)        (689,263,317)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................   3,105,695,805          508,940,917
                                                   --------------       --------------
TOTAL INCREASE IN NET ASSETS.....................   2,619,946,994          916,220,741
NET ASSETS:
Beginning of the Period..........................   3,132,222,770        2,216,002,029
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($263,025) and $2,734,707, respectively).......  $5,752,169,764       $3,132,222,770
                                                   ==============       ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS A SHARES                        ----------------------------------------------------
                                      2001(B)      2000       1999       1998       1997
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $  17.23   $  14.80   $  16.39   $  16.20   $  14.78
                                      --------   --------   --------   --------   --------
  Net Investment Income.............       .22        .31        .24        .27        .27
  Net Realized and Unrealized
    Gain/Loss.......................      (.54)      4.08        .11       2.87       3.97
                                      --------   --------   --------   --------   --------
Total from Investment Operations....      (.32)      4.39        .35       3.14       4.24
                                      --------   --------   --------   --------   --------
Less:
  Distributions from and in excess
    of Net Investment Income........       .23        .31        .29        .28        .25
  Distributions from and in excess
    of Net Realized Gain............      1.00       1.65       1.65       2.67       2.57
                                      --------   --------   --------   --------   --------
Total Distributions.................      1.23       1.96       1.94       2.95       2.82
                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD..  $  15.68   $  17.23   $  14.80   $  16.39   $  16.20
                                      ========   ========   ========   ========   ========

Total Return (a)....................    -1.79%     31.91%      2.39%     20.12%     29.92%
Net Assets at End of the Period (In
  millions).........................  $3,835.4   $2,507.4   $1,801.3   $1,752.4   $1,518.7
Ratio of Expenses to Average Net
  Assets............................      .87%       .93%       .89%       .91%       .94%
Ratio of Net Investment Income to
  Average Net Assets................     1.30%      2.10%      1.73%      1.59%      1.71%
Portfolio Turnover..................       62%        89%        72%       102%       114%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
CLASS B SHARES                         ------------------------------------------------
                                       2001(B)      2000      1999      1998      1997
                                       ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  17.23    $14.78    $16.38    $16.21    $14.80
                                       --------    ------    ------    ------    ------
  Net Investment Income..............       .08       .19       .12       .13       .15
  Net Realized and Unrealized
    Gain/Loss........................      (.54)     4.10       .10      2.87      3.96
                                       --------    ------    ------    ------    ------
Total from Investment Operations.....      (.46)     4.29       .22      3.00      4.11
                                       --------    ------    ------    ------    ------
Less:
  Distributions from and in excess of
    Net Investment Income............       .10       .19       .17       .16       .13
  Distributions from and in excess of
    Net Realized Gain................      1.00      1.65      1.65      2.67      2.57
                                       --------    ------    ------    ------    ------
Total Distributions..................      1.10      1.84      1.82      2.83      2.70
                                       --------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...  $  15.67    $17.23    $14.78    $16.38    $16.21
                                       ========    ======    ======    ======    ======

Total Return (a).....................    -2.54%    31.06%     1.57%    19.13%    28.88%
Net Assets at End of the Period (In
  millions)..........................  $1,437.2    $505.9    $319.6    $204.7    $123.1
Ratio of Expenses to Average Net
  Assets.............................     1.65%     1.70%     1.66%     1.70%     1.74%
Ratio of Net Investment Income to
  Average Net Assets.................      .52%     1.32%     1.00%      .79%      .92%
Portfolio Turnover...................       62%       89%       72%      102%      114%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
CLASS C SHARES                          -----------------------------------------------
                                        2001(B)     2000      1999      1998      1997
                                        -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $17.23     $14.79    $16.38    $16.21    $14.80
                                        ------     ------    ------    ------    ------
  Net Investment Income...............     .08        .19       .13       .12       .15
  Net Realized and Unrealized
    Gain/Loss.........................    (.53)      4.09       .09      2.88      3.96
                                        ------     ------    ------    ------    ------
Total from Investment Operations......    (.45)      4.28       .22      3.00      4.11
                                        ------     ------    ------    ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .10        .19       .17       .16       .13
  Distributions from and in Excess of
    Net Realized Gain.................    1.00       1.65      1.64      2.67      2.57
                                        ------     ------    ------    ------    ------
Total Distributions...................    1.10       1.84      1.81      2.83      2.70
                                        ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD....  $15.68     $17.23    $14.79    $16.38    $16.21
                                        ======     ======    ======    ======    ======

Total Return (a)......................  -2.54%     30.97%     1.64%    19.13%    28.89%
Net Assets at End of the Period (In
  millions)...........................  $479.6     $118.9    $ 95.1    $ 49.9    $ 10.9
Ratio of Expenses to Average
  Net Assets..........................   1.65%      1.69%     1.66%     1.71%     1.74%
Ratio of Net Investment Income to
  Average Net Assets..................    .52%      1.34%     1.00%      .78%      .92%
Portfolio Turnover....................     62%        89%       72%      102%      114%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 2001, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $5,903,420,728
                                                                ==============
Gross tax unrealized appreciation...........................    $  409,067,257
Gross tax unrealized depreciation...........................       422,194,651
                                                                --------------
Net tax unrealized depreciation on investments..............    $   13,127,394
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2001 and 2000 was as follows:
Distributions paid from:

                                                             2001            2000
Ordinary income........................................  $202,303,474    $136,670,668
Long-term capital gain.................................   143,032,389     173,491,497
                                                         ------------    ------------
                                                         $345,335,863    $310,162,165
                                                         ============    ============

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to net realized gains on foreign currency transactions totaling $18,966 has been reclassified from accumulated distributions in excess of net realized gain to accumulated distributions in excess of net investment income.

    As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $30,571,910
Undistributed long-term gain................................     31,123,768

    The difference between accumulated distributions in excess of net realized gain on the Statement of Assets and Liabilities and the tax-basis of undistributed long-term capital gain is primarily a result of the deferral of losses relating to wash sale transactions and gains recognized for tax purposes on open futures contracts at December 31, 2001.

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $38,343 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .50%
Next $1 billion.............................................     .45%
Next $1 billion.............................................     .40%
Over $3 billion.............................................     .35%

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $121,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $226,900 representing Van Kampen Investment Inc.'s or its affiliates'

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

(collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $6,002,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $195,423 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $575,720.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $3,662,875,908, $1,523,328,744 and
$517,659,855, for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................  119,525,877    $2,006,127,447
  Class B.............................................   70,027,751     1,183,472,461
  Class C.............................................   25,684,056       431,889,929
                                                        -----------    --------------
Total Sales...........................................  215,237,684    $3,621,489,837
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................   13,672,730    $  214,376,224
  Class B.............................................    4,430,213        69,063,724
  Class C.............................................    1,188,127        18,510,809
                                                        -----------    --------------
Total Dividend Reinvestment...........................   19,291,070    $  301,950,757
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (34,051,394)   $ (566,605,366)
  Class B.............................................  (12,114,603)     (199,013,809)
  Class C.............................................   (3,182,173)      (52,125,614)
                                                        -----------    --------------
Total Repurchases.....................................  (49,348,170)   $ (817,744,789)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $2,008,977,603, $469,806,368 and
$119,384,731 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   41,463,234    $ 625,074,628
  Class B...............................................   13,963,858      212,011,594
  Class C...............................................    5,115,621       77,784,819
                                                          -----------    -------------
Total Sales.............................................   60,542,713    $ 914,871,041
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   15,092,127    $ 231,819,936
  Class B...............................................    2,773,369       42,840,995
  Class C...............................................      559,573        8,672,262
                                                          -----------    -------------
Total Dividend Reinvestment.............................   18,425,069    $ 283,333,193
                                                          ===========    =============
Repurchases:
  Class A...............................................  (32,735,083)   $(481,375,589)
  Class B...............................................   (8,991,873)    (132,547,291)
  Class C...............................................   (5,205,518)     (75,340,437)
                                                          -----------    -------------
Total Repurchases.......................................  (46,932,474)   $(689,263,317)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2001 and 2000, 1,245,788 and 1,086,471 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,153,300 and CDSC on redeemed shares of Classes B and C of approximately $1,687,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,658,976,243 and $2,397,719,965, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. Transactions in futures contracts for the year ended December 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2000............................      -0-
Futures Opened..............................................    6,746
Futures Closed..............................................   (6,221)
                                                               ------
Outstanding at December 31, 2001............................      525
                                                               ======

    The futures contracts outstanding at December 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
March 2002 S&P 500 Index Futures
  (Current Notional Value $287,300 per contract)............     525        $1,682,362
                                                                 ===        ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $9,400,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $570,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and
Board of Trustees of Van Kampen
Comstock Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Comstock Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606
INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2001. For corporate shareholders 36% of the distributions qualify for the dividend received deductions. The Fund designated and paid $143,032,389 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1991  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
13, 113, 213                                                   Member NASD/SIPC.
COM ANR 2/02                                                     5179B02-AP-2/02